UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2006
                                                         -----------------


                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                  1-9390                 95-2698708
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 (State or other jurisdiction   (Commission File         (I.R.S. Employer
       of incorporation)             Number)           Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                    92123
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(Address of principal executive offices)              (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)On November 14, 2006, Jack in the Box Inc. issued a press release announcing that, effective November 9, George Fellows had been elected a director the Company. Mr. Fellows has served as President and Chief Executive Officer of Callaway Golf, as well as one of its directors, since August 2005. Prior to joining Callaway, during the period 2000 through July 2005, he served as President and Chief Executive Officer of GF Consulting, a management consulting firm, and served as Senior Advisor to Investcorp International, Inc. and J. P. Morgan Partners, LLC. Previously, Mr. Fellows served as President and Chief Executive Officer of Revlon, Inc.

There is no arrangement or understanding pursuant to which Mr. Fellows was elected as a director and there are no related party transactions between the Company and Mr. Fellows. The Board of Directors has appointed Mr. Fellows to membership in the Finance Committee of the Board effective November 9, 2006.

For service as a non-management director during fiscal 2007, Mr. Fellows will receive an annual cash retainer of $30,000 and meeting fees of $2,500 for each Board meeting and $1,500 for each Committee meeting attended. Under the Company's Deferred Compensation Plan for Non-Management Directors, directors may elect to defer payment of all or any part of their directors fees. Mr. Fellows will also receive a stock option grant for 9,200 shares under the Jack in the Box Inc. 2004 Stock Incentive Plan. The Company executes an Indemnification Agreement with each of its directors, the form of which is attached to the Company's Form 10-K for the fiscal year ended September 29, 2002, as Exhibit 10.11.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.          Description
---------      ---------------
99.1           Press Release issued on November 13, 2006



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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               JACK IN THE BOX INC.

                                         By:   /s/ JERRY P. REBEL
                                               ------------------
                                               Jerry P. Rebel
                                               Executive Vice President
                                               Chief Financial Officer
                                               (Principal Financial Officer)
                                               (Duly Authorized Signatory)

                                               Date: November 14, 2006